BankAtlantic Bancorp, Inc. and Subsidiaries
Summary of Selected Financial Data (unaudited)

		For the Three Months Ended
		3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Earnings (in thousands):
Net (loss) income from continuing operations		$(24,564)	(9,926)	(29,610)	11,728	(2,204)
Net (loss) income		$(23,443)	(9,926)	(29,610)	11,620	5,716
Average Common Shares Outstanding (in thousands):
Basic		56,097	56,054	56,832	59,190	60,635
Diluted		56,097	56,054	56,832	59,929	60,635
Key Performance Ratios
Basic (loss) earnings per share from continuing operations		$(0.44)	(0.18)	(0.52)	0.20	(0.04)
Diluted (loss) earnings per share from continuing operations		$(0.44)	(0.18)	(0.52)	0.20	(0.04)
Basic (loss) earnings per share		$(0.42)	(0.18)	(0.52)	0.20	0.09
Diluted (loss) earnings per share		$(0.42)	(0.18)	(0.52)	0.19	0.09
Return on average tangible assets from continuing operations	(note 1)%	(1.57)	(0.63)	(1.85)	0.74	(0.14)
Return on average tangible equity from continuing operations	(note 1)%	(25.73)	(9.96)	(27.45)	10.47	(1.96)
Average Balance Sheet Data (in millions):
Assets		$6,350	6,354	6,479	6,407	6,439
Tangible assets	(note 1)	$6,274	6,278	6,402	6,330	6,358
Loans		$4,642	4,654	4,693	4,678	4,651
Investments		$1,191	1,172	1,244	1,194	1,142
Deposits and escrows		$3,949	3,960	3,984	4,048	3,902
Stockholders’ equity		$459	471	506	525	529
Tangible stockholders’ equity	(note 1)	$382	399	431	448	450
Note:

(1)	Average tangible assets is defined as average total assets less average goodwill and core deposit intangibles. Average tangible equity is defined as average total stockholders’ equity less average goodwill, core deposit intangibles and other comprehensive income.

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Statements of Financial Condition (unaudited)

	March 31,	December 31,
(in thousands, except share data)	2008	2007
ASSETS
Cash and cash equivalents	$310,475	124,574
Securities available for sale (at fair value)	807,445	925,363
Investment securities (approximate fair value: $3,148 and $44,688)	3,184	39,617
Financial instruments accounted for at fair value	8,805	10,661
Tax certificates net of allowance of $3,194 and $3,289	159,474	188,401
Loans receivable, net of allowance for loan losses of $89,836 and $94,020	4,483,305	4,524,188
Federal Home Loan Bank stock, at cost which approximates fair value	77,557	74,003
Real estate held for development and sale	33,743	33,741
Real estate owned	19,784	17,216
Office properties and equipment, net	241,827	243,863
Goodwill and other intangible assets	75,536	75,886
Other assets	169,555	121,304

Total assets	$6,390,690	6,378,817

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits
Demand	$912,862	824,211
NOW	928,275	900,233
Savings	571,456	580,497
Money market	618,045	624,390
Certificates of deposit	964,976	1,024,074

Total deposits	3,995,614	3,953,405
Advances from FHLB	1,477,040	1,397,044
Securities sold under agreements to repurchase	50,546	58,265
Federal funds purchased and other short term borrowings	46,486	108,975
Subordinated debentures and bonds payable	26,467	26,654
Junior subordinated debentures	294,195	294,195
Other liabilities	66,446	80,958

Total liabilities	5,956,794	5,919,496

Stockholders’ equity:
Common stock	561	561
Additional paid-in capital	217,868	216,692
Retained earnings	212,425	236,150

Total stockholders’ equity before accumulated other comprehensive income	430,854	453,403
Accumulated other comprehensive income	3,042	5,918

Total stockholders’ equity	433,896	459,321

Total liabilities and stockholders’ equity	$6,390,690	6,378,817

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Statements of Operations (unaudited)

	For the Three Months Ended
(in thousands)	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
INTEREST INCOME:
Interest and fees on loans	$68,136	74,415	80,082	79,914	79,587
Interest on securities available for sale	10,462	8,075	4,835	4,628	4,561
Interest on tax exempt securities	42	1,266	3,838	3,800	3,796
Interest and dividends on taxable investments and tax certificates	5,092	5,666	6,141	5,433	5,596

Total interest income	83,732	89,422	94,896	93,775	93,540

INTEREST EXPENSE:
Interest on deposits	18,593	21,443	22,558	21,473	19,002
Interest on advances from FHLB	14,946	17,443	18,987	18,103	18,723
Interest on short-term borrowed funds	1,279	2,068	2,940	2,010	2,555
Interest on long-term debt	6,283	6,650	6,652	6,136	6,114

Total interest expense	41,101	47,604	51,137	47,722	46,394

NET INTEREST INCOME	42,631	41,818	43,759	46,053	47,146
Provision for loan losses	42,888	9,515	48,949	4,917	7,461

NET INTEREST INCOME AFTER PROVISION	(257)	32,303	(5,190)	41,136	39,685

NON-INTEREST INCOME:
Service charges on deposits	24,014	26,342	25,894	25,808	24,595
Other service charges and fees	7,433	7,171	7,222	7,524	7,033
Securities activities, net	(4,738)	(3,163)	1,207	8,813	1,555
Gain on sales of loans	76	68	88	138	200
Income from unconsolidated subsidiaries	1,275	337	348	669	1,146
Loss on the sale of office properties and equipment, net	(61)	(564)	(362)	(42)	(153)
Other	2,640	2,254	2,225	2,574	2,376

Total non-interest income	30,639	32,445	36,622	45,484	36,752

NON-INTEREST EXPENSE:
Employee compensation and benefits	35,155	37,922	34,258	37,908	41,090
Occupancy and equipment	16,386	17,026	16,954	15,927	15,944
Advertising and business promotion	4,895	5,659	4,276	4,209	5,858
Professional fees	2,760	3,067	2,542	1,368	1,713
Check losses	2,718	3,547	3,341	2,731	1,857
Supplies and postage	1,006	1,502	1,159	1,632	1,853
Telecommunication	1,502	1,348	1,286	1,556	1,381
Impairment of real estate held for sale	—	—	3,655	1,056	—
Impairment of real estate owned	—	—	7,233	66	—
Restructuring charges	(115)	5,681	117	—	2,553
Other	5,726	6,720	6,858	6,724	7,244

Total non-interest expense	70,033	82,472	81,679	73,177	79,493

(Loss) income from continuing operations before income taxes	(39,651)	(17,724)	(50,247)	13,443	(3,056)
(Benefit) provision for income taxes	(15,087)	(7,798)	(20,637)	1,715	(852)

(Loss) income from continuing operations	(24,564)	(9,926)	(29,610)	11,728	(2,204)
Discontinued operations	1,121	—	—	(108)	7,920

Net (loss) income	$(23,443)	(9,926)	(29,610)	11,620	5,716

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Average Balance Sheet (unaudited)

		For the Three Months Ended
(in thousands except percentages and per share data)		3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Loans:
Residential real estate		$2,162,421	2,196,552	2,245,138	2,215,606	2,181,478
Commercial real estate		1,307,236	1,317,578	1,346,842	1,384,405	1,420,944
Consumer		722,327	697,764	662,320	635,370	606,472
Commercial business		131,770	132,677	134,390	147,026	156,237
Small business		318,588	309,322	304,388	295,483	285,387

Total Loans		4,642,342	4,653,893	4,693,078	4,677,890	4,650,518
Investments — taxable		1,186,441	1,036,382	841,486	795,156	743,936
Investments — tax exempt		4,314	135,961	402,482	399,160	398,388

Total interest earning assets		5,833,097	5,826,236	5,937,046	5,872,206	5,792,842
Goodwill and core deposit intangibles		75,718	76,068	76,419	76,784	81,124
Discontinued assets held for sale		—	—	—	—	118,319
Other non-interest earning assets		440,961	451,397	465,427	457,817	446,785

Total assets		$6,349,776	6,353,701	6,478,892	6,406,807	6,439,070

Tangible assets	(note 1)	$6,274,058	6,277,633	6,402,473	6,330,023	6,357,946

Deposits:
Demand deposits		$854,534	885,006	922,293	989,259	989,293
Savings		566,448	589,966	611,862	605,939	529,435
NOW		926,381	830,898	792,462	782,018	771,017
Money market		609,062	638,041	660,925	677,545	650,383
Certificates of deposit		992,078	1,015,940	996,415	993,458	961,716

Total deposits		3,948,503	3,959,851	3,983,957	4,048,219	3,901,844
Short-term borrowed funds		163,124	182,134	225,034	151,656	197,683
FHLB advances		1,423,746	1,368,242	1,398,245	1,344,855	1,405,279
Long-term debt		320,650	321,885	318,762	293,489	292,899

Total borrowings		1,907,520	1,872,261	1,942,041	1,790,000	1,895,861
Discontinued liabilities held for sale		—	—	—	—	61,202
Other liabilities		34,673	50,554	46,805	43,465	50,722

Total liabilities		5,890,696	5,882,666	5,972,803	5,881,684	5,909,629

Stockholders’ equity		459,080	471,035	506,089	525,123	529,441

Total liabilities and stockholders’ equity		$6,349,776	6,353,701	6,478,892	6,406,807	6,439,070

Other comprehensive (loss) income in stockholders’ equity		1,496	(3,562)	(1,765)	377	(2,142)

Tangible stockholders’ equity	(note 1)	$381,866	398,529	431,435	447,962	450,459

Net Interest Margin		2.91%	2.95%	3.11%	3.27%	3.35%

Period End
Total loans, net		$4,483,305	4,524,188	4,586,625	4,618,690	4,622,784
Total assets		6,390,690	6,378,817	6,485,593	6,495,047	6,380,176
Total stockholders’ equity		433,896	459,321	471,889	512,724	514,977
Class A common shares outstanding		51,228,719	51,196,175	51,168,201	53,212,871	54,956,368
Class B common shares outstanding		4,876,124	4,876,124	4,876,124	4,876,124	4,876,124
Cash dividends		280,524	281,130	2,315,458	2,386,145	2,458,490
Common stock cash dividends per share		0.005	0.005	0.0412	0.0410	0.0410
Closing stock price		3.91	4.10	8.67	8.61	10.96
High stock price for the quarter		5.80	9.60	9.25	11.25	13.98
Low stock price for the quarter		3.32	2.89	7.50	8.38	10.87
Book value per share		7.73	8.19	8.42	8.83	8.61

Bank Operations Business Segment
Condensed Statements of Operations (Unaudited)

	For the Three Months Ended
(in thousands)	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007

Net interest income	$48,005	47,291	49,235	50,914	52,070
Provision for loan losses	42,888	9,515	48,949	4,917	7,461

Net interest income after provision for
loan losses	5,117	37,776	286	45,997	44,609

Non-interest income
Service charges on deposits	24,014	26,342	25,894	25,808	24,595
Other service charges and fees	7,433	7,171	7,222	7,524	7,033
Securities activities, net	341	861	613	212	621
Gain on sales of loans	76	68	88	138	200
Income from unconsolidated subsidiaries	1,113	163	182	509	365
Loss on the sale of office properties, net	(61)	(564)	(362)	(42)	(153)
Other non-interest income	2,637	2,249	2,224	2,535	2,386

Total non-interest income	35,553	36,290	35,861	36,684	35,047

Non-interest expense
Employee compensation and benefits	34,243	37,221	34,244	36,628	40,664
Occupancy and equipment	16,383	17,023	16,951	15,923	15,942
Advertising and business promotion	4,861	5,596	4,221	4,079	5,788
Professional fees	2,260	2,969	2,444	1,233	1,620
Check losses	2,718	3,547	3,341	2,731	1,857
Supplies and postage	1,003	1,441	1,158	1,629	1,850
Telecommunication	1,496	1,342	1,283	1,548	1,379
Impairment of real estate held for sale	—	—	3,655	1,056	—
Impairment of real estate owned	—	—	7,233	66	—
Restructuring and exit activities	(115)	5,681	117	—	2,553
Other	5,777	6,761	6,848	6,629	7,117

Total non-interest expense	68,626	81,581	81,495	71,522	78,770

(Loss) income from bank operations business segment before income taxes	(27,956)	(7,515)	(45,348)	11,159	886
(Benefit) provision for income taxes	(10,975)	(4,143)	(18,236)	754	247

Net (loss) income from bank operations business segment	$(16,981)	(3,372)	(27,112)	10,405	639

Bank Operations Business Segment
Condensed Statements of Condition and Statistics (Unaudited)

(in thousands except percentages	For the Three Months Ended
and per share data)	3/31/2008		12/31/2007	9/30/2007	6/30/2007	3/31/2007

Statistics:
Tax equivalent:
Average earning assets		$5,669,461	5,653,913	5,750,192	5,690,488	5,666,507
Average interest bearing liabilities		$4,712,913	4,656,897	4,718,381	4,590,419	4,551,448
Average tangible assets		$6,085,957	6,080,693	6,194,549	6,127,470	6,092,568
Average tangible equity		$467,952	481,495	507,963	504,091	502,827
Borrowings to deposits and borrowings	%	28.74	28.74	29.89	28.74	26.39
Tax equivalent:
Yield on earning assets	%	5.88	6.33	6.71	6.70	6.71
Cost of interest-bearing liabilities	%	3.02	3.54	3.80	3.70	3.65
Interest spread	%	2.86	2.79	2.91	3.00	3.06
Net interest margin	%	3.37	3.41	3.59	3.72	3.78
Performance:
Efficiency ratio	%	82.13	97.61	95.77	81.65	90.42
Return on average tangible assets	%	(1.12)	(0.22)	(1.75)	0.68	0.04
Return on average tangible equity	%	(14.52)	(2.80)	(21.35)	8.26	0.51
Earning assets repricing:
Percent of earning assets that have fixed rates	%	53	54	54	54	54
Percent of earning assets that have variable rates	%	47	46	46	46	46
One year Gap	%	3	(3)	(9)	(7)	(3)

Bank Operations Business Segment
Condensed Statements of Financial Condition (Unaudited)

	As of
(in thousands)	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007

ASSETS
Loans receivable, net	$4,388,334	4,524,188	4,586,625	4,618,690	4,622,784
Investment securities	237,031	262,404	482,666	507,593	424,487
Available for sale securities	790,570	789,917	570,624	563,318	556,404
Goodwill	70,489	70,489	70,489	70,489	70,489
Core deposit intangible asset	5,047	5,397	5,747	6,097	6,447
Other assets	720,485	509,567	557,951	505,874	495,098

Total assets	$6,211,956	6,161,962	6,274,102	6,272,061	6,175,709

LIABILITIES AND STOCKHOLDER’S EQUITY
Deposits
Demand	$912,862	824,211	896,094	971,260	1,031,628
NOW	928,275	900,233	801,289	769,994	799,300
Savings	571,456	580,497	613,010	608,791	598,579
Money market	618,045	624,390	656,218	666,820	653,231
Certificates of deposit	964,976	1,024,074	1,002,197	1,000,278	1,002,284

Total deposits	3,995,614	3,953,405	3,968,808	4,017,143	4,085,022
Advances from Federal Home Loan Bank	1,477,040	1,397,044	1,417,047	1,397,051	1,297,055
Short term borrowings	108,009	170,433	245,895	193,937	137,914
Long term debt	26,467	26,654	29,125	29,397	29,654
Other liabilities	65,351	79,147	74,539	67,747	63,108

Total liabilities	5,672,481	5,626,683	5,735,414	5,705,275	5,612,753
Stockholder’s equity	539,475	535,279	538,688	566,786	562,956

Total liabilities and stockholder’s equity	$6,211,956	6,161,962	6,274,102	6,272,061	6,175,709

Bank Operations Business Segment
Average Balance Sheet — Yield / Rate Analysis

	For the Three Months Ended
	March 31, 2008			March 31, 2007
(in thousands)	Average	Revenue/	Yield/	Average	Revenue/		Yield/
	Balance	Expense	Rate	Balance	Expense		Rate

Loans:
Residential real estate	$2,162,421	29,653	5.49%	$2,181,478	29,511		5.41%
Commercial real estate	1,302,735	19,514	5.99	1,420,944	29,493		8.30
Consumer	722,327	10,552	5.84	606,472	11,365		7.50
Commercial business	131,676	2,542	7.72	156,238	3,490		8.94
Small business	318,588	5,875	7.38	285,387	5,728		8.03

Total loans	4,637,747	68,136	5.88	4,650,519	79,587		6.85
Investments — tax exempt	—	—	—	396,374	5,802	(1)	5.85
Investments — taxable	1,031,714	15,222	5.90	619,614	9,696		6.26

Total interest earning assets	5,669,461	83,358	5.88%	5,666,507	95,085		6.71%

Goodwill and core deposit intangibles	75,718			77,138
Other non-interest earning assets	416,496			426,061

Total Assets	$6,161,675			$6,169,706

Deposits:
Savings	$566,448	2,018	1.43%	$529,435	2,570		1.97%
NOW	926,381	2,683	1.16	771,017	1,512		0.80
Money market	609,062	3,158	2.09	650,383	3,938		2.46
Certificates of deposit	992,078	10,734	4.35	961,716	10,982		4.63

Total interest bearing deposits	3,093,969	18,593	2.42	2,912,551	19,002		2.65

Short-term borrowed funds	168,742	1,325	3.16	203,984	2,633		5.23
Advances from FHLB	1,423,746	14,946	4.22	1,405,279	18,723		5.40
Long-term debt	26,456	489	7.43	29,634	626		8.57

Total interest bearing liabilities	4,712,913	35,353	3.02	4,551,448	40,984		3.65
Demand deposits	854,761			989,546
Non-interest bearing other liabilities	48,823			56,222

Total Liabilities	5,616,497			5,597,216
Stockholder’s equity	545,178			572,490

Total liabilities and stockholder’s equity	$6,161,675			$6,169,706

Net tax equivalent interest income/net interest spread		48,005	2.86%		54,101		3.06%

Tax equivalent adjustment		—			(2,031)

Net interest income		48,005			52,070

Margin
Interest income/interest earning assets			5.88%				6.71%
Interest expense/interest earning assets			2.51				2.93

Net interest margin (tax equivalent)			3.37%				3.78%

(1)	The tax equivalent basis is computed using a 35% tax rate.

Bank Operations Business Segment
Allowance for Loan Loss and Credit Quality

(in thousands)		For the Three Months Ended
		3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Allowance for Loan Losses

Beginning balance	$	94,020	92,358	54,754	50,373	43,602

Charge-offs:
Residential real estate		(624)	(255)	(3)	(52)	(151)
Commercial real estate		(40,591)	(3,118)	(9,444)	—	—
Commercial business		—	—	—	—	—
Consumer		(4,836)	(4,094)	(1,689)	(744)	(538)
Small business		(1,196)	(534)	(581)	(1,001)	(438)

Total charge-offs		(47,247)	(8,001)	(11,717)	(1,797)	(1,127)

Recoveries:
Residential real estate		—	—	—	15	—
Commercial real estate		—	—	—	304	—
Commercial business		26	14	29	777	42
Consumer		88	49	120	81	167
Small business		61	85	223	84	228

Total recoveries		175	148	372	1,261	437

Net charge-offs		(47,072)	(7,853)	(11,345)	(536)	(690)
Transfer specific reserves to Parent		(6,440)	—	—	—	—
Provision for loan losses		42,888	9,515	48,949	4,917	7,461

Ending balance	$	83,396	94,020	92,358	54,754	50,373

Annualized net charge-offs to average loans	%	4.06	0.67	0.97	0.05	0.06

		As of
		3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Credit Quality

Nonaccrual loans	$	55,790	178,591	165,369	21,806	25,746
Nonaccrual tax certificates		2,013	2,094	1,140	711	597
Real estate owned		19,784	17,216	17,159	23,886	23,135
Other repossessed assets		—	—	—	—	—

Total nonperforming assets, gross		77,587	197,901	183,668	46,403	49,478

Nonperforming assets, gross to total loans and other assets	%	1.67	4.10	3.74	0.94	1.02
Allowance for loan losses to total loans	%	1.86	2.04	1.97	1.17	1.08
Provision to average loans	%	3.70	0.82	4.17	0.42	0.64
Allowance to nonaccrual loans	%	149.48	52.65	55.85	251.10	195.65

Parent Company Business Segment Activities
Condensed Statements of Operations — Unaudited

	For the Three Months Ended
(in thousands)	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Net interest (expense)	$(5,374)	(5,473)	(5,476)	(4,861)	(4,924)
Non-Interest income
Income from unconsolidated subsidiaries	162	174	167	159	781
Securities activities, net	(5,079)	(4,024)	594	8,601	934
Other	271	275	156	254	179

Non-interest income	(4,646)	(3,575)	917	9,014	1,894

Non-interest expense
Employee compensation and benefits	912	701	14	1,280	426
Advertising and business promotion	34	62	55	130	70
Professional fees	500	98	98	135	93
Other	229	300	173	324	323

Non-interest expense	1,675	1,161	340	1,869	912

(Loss) income from parent company activities before income taxes	(11,695)	(10,209)	(4,899)	2,284	(3,942)
(Benefit) provision for income taxes	(4,112)	(3,655)	(2,401)	961	(1,099)

Net (loss) income from parent company business segment	$(7,583)	(6,554)	(2,498)	1,323	(2,843)

Condensed Statements of Financial Condition — Unaudited

	As of
(in thousands)	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
ASSETS
Cash	$27,624	9,163	12,540	28,332	14,699
Securities	28,864	185,724	201,155	193,979	194,257
Investment in subsidiaries	634,447	535,281	538,691	566,787	562,958
Investment in unconsolidated subsidiaries	8,820	8,820	8,839	8,685	7,910
Other assets	30,672	16,339	8,466	8,370	2,929

Total assets	$730,427	755,327	769,691	806,153	782,753

LIABILITIES AND STOCKHOLDERS’ EQUITY
Subordinated debentures and notes payable	$294,195	294,195	294,195	289,040	263,266
Other liabilities	2,336	1,811	3,607	4,389	4,510

Total liabilities	296,531	296,006	297,802	293,429	267,776

Stockholders’ equity	434,344	459,321	471,889	512,724	514,977

Total liabilities and stockholders’ equity	$730,427	755,327	769,691	806,153	782,753

Parent Company Business Segment
Allowance for Loan Loss and Credit Quality

Parent Company and Work-out Subsidiary	For the three
(in thousands)	Months Ended
3/31/2008
Allowance for Loan Losses
Beginning balance	$—
Specific reserves transfer from BankAtlantic	6,440
Provision for loan losses	—

Ending balance	$6,440

As of
3/31/2008
Credit Quality
Nonaccrual loans	$101,493
Specific reserves	(6,440)

Nonaccrual loans, net	95,053

Consolidated BankAtlantic Bancorp and Subsidiaries
Change in Commercial Real Estate Non-Accrual Loans

Balance at December 31, 2007	$159,278
Additional Non-Accruals	48,683
Charge-offs	(40,592)
Sales	(30,029)
Transfer to REO	(1,900)
Net Payments	(4,795)

Balance at March 31, 2008	$130,645

Consolidated BankAtlantic Bancorp and Subsidiaries
Non performing Assets and Credit Quality Statistics

	As of
	3/31/2008
Nonperforming Assets
Commercial real estate		$130,645
Residential		15,141
Consumer		4,374
Commercial business		6,231
Small business		893

Total nonaccrual loans		157,284
Nonaccrual tax certificates		2,013
Real estate owned		19,784
Other repossessed assets		—

Total nonperforming assets, gross		$179,081

Credit Quality Statistics
Nonperforming assets, gross to total loans and other assets	%	3.77
Allowance for loan losses to total loans	%	1.96
Provision to average loans	%	3.70
Allowance to nonaccrual loans	%	57.12